EXHIBIT 32.1


    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
                             18 U.S.C. SECTION 1350


I, Ellen J. Talles, President, Secretary and Treasurer of Quetzal Capital I, Inc. (the "Corporation"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:

1. the Quarterly Report on Form 10-QSB of the Corporation for the quarterly period ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date:  November 14, 2005

By: Ellen J. Talles
   ----------------------------------------------------
    Ellen J. Talles, President, Secretary and Treasurer


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